Exhibit 99.1

Honeywell Contacts:

Media	Investor Relations
Stacey Jones	Mark Macaluso
(980) 378-6258	(704) 627-6118
Stacey.Jones@honeywell.com	Mark.Macaluso@honeywell.com

Honeywell Aerospace Contacts:

Media	Investor Relations
Brian Grace	Sean Meakim
(602) 897-0205	(704) 627-6200
Brian.Grace@honeywell.com	Sean.Meakim@honeywell.com

Honeywell Announces Filing of Form 10 Registration Statement for
Planned Spin-Off of Honeywell Aerospace

•Honeywell Aerospace will be one of the largest publicly listed pure-play aerospace and defense companies, leading the industry towards greater electrification, autonomy, and safety with a comprehensive portfolio of mission-critical, integrated systems across end markets
•Filing represents significant milestone toward Honeywell Aerospace becoming an independent public company in the third quarter of 2026
•Investor Day presentation scheduled for June 3, 2026, in Phoenix, Arizona, during which management will provide details on its value creation strategy and financial outlook

CHARLOTTE, N.C., – March 3, 2026 – Honeywell (Nasdaq: HON) today announced the filing of its Form 10 registration statement (“Form 10”) with the U.S. Securities and Exchange Commission (“SEC”) for the planned spin-off of Honeywell Aerospace, which will trade on the Nasdaq under the ticker “HONA.” A copy of the Form 10 is available on the SEC website as well as Honeywell’s Investor Relations website.
“Today’s Form 10 filing reflects the strong progress we are making toward the launch of Honeywell Aerospace as an industry-leading, independent aerospace and defense company. With a highly accomplished, purpose-built leadership team and a unique combination of platform positions across commercial air transport, business aviation, and defense and space markets, we are confident Honeywell Aerospace is well-prepared to stand on its own,” said Vimal Kapur, Chairman and CEO of Honeywell. “As we continue to advance our portfolio transformation, we are sharpening both companies’ strategic focus, enhancing organizational agility, and aligning capital allocation to drive growth and create long-term shareholder value.”
“Honeywell Aerospace continues to build momentum as we approach our public debut in the third quarter,” said Jim Currier, President and CEO of Honeywell Aerospace. “As a premier provider of mission-critical systems leading towards greater electrification, autonomy, and safety, Honeywell Aerospace is well-positioned to capitalize on resilient travel demand, growing global defense budgets, and our record backlog. Our ‘develop once, deploy everywhere’ innovation strategy, supported by a scalable technology development platform and an ongoing commitment to operational excellence, enables us to power current and next-gen aerospace and defense platforms. With our leading margins, strong investment grade credit rating, and robust free cash flow generation, we are poised to unlock significant value for our customers, employees, and shareholders, underpinned by disciplined, focused capital allocation.”

Highlights from the Form 10
The Form 10 introduces Honeywell Aerospace, which will:
•Extend its leadership in attractive end markets with key platform positions across Commercial Air Transport, Business Aviation, and Defense and Space, generating net sales1 of $17.4 billion, pro forma net income of $1.5 billion, and pro forma Adjusted EBIT2,3 of $4.3 billion in 2025;
•Execute an innovation-led growth strategy enhancing the efficiency, safety, and connectivity of customers’ active fleets, prioritizing new systems, RMUs (retrofits, modifications and upgrades) and breakthrough initiatives that increase content on current generation platforms, support next generation platforms, enable access to new markets, and increase aftermarket opportunities; and
•Deliver strong organic growth, profit and cash flow enabled by a highly differentiated operating system that creates a culture of continuous improvement, operational excellence, and disciplined execution, improving visibility and consistency across the supply chain.
Honeywell Aerospace will be organized into three operating segments.
•Electronic Solutions (ES), $6.8 billion of 2025 net sales, provides integrated avionics, navigation and sensors, electromagnetic defense and high-performance space solutions.
•Engines & Power Systems (E&PS), $5.4 billion of 2025 net sales1, supplies propulsion systems, auxiliary power units and electric power solutions.
•Control Systems (CS), $5.2 billion of 2025 net sales, delivers mission-critical thermal management and motion control systems that enable flight, life support, and safety across all forms of aircraft.

Honeywell Aerospace Investor Day
Honeywell Aerospace will host an Investor Day on June 3, 2026, in Phoenix, Arizona. Over the course of the event, members of the leadership team will provide details on Honeywell Aerospace’s business strategy, future growth prospects, and financial model.
A live webcast of the event, along with related presentation materials, will be available through the Investor Relations section of Honeywell’s website at http://www.honeywell.com/investor.

Additional Information
Honeywell Aerospace’s common stock is expected to be listed on the Nasdaq Stock Exchange under the ticker symbol “HONA.” In November 2025, Honeywell announced Honeywell Aerospace’s CEO and Board Chair who bring extensive leadership experience and complementary industry expertise. Then in January 2026, Honeywell announced Honeywell Aerospace’s CFO and business unit leaders each of whom brings the skills, operational experience and deep customer focus needed to execute the strategy and drive continued growth as a pure play aerospace business. The planned spin-off of Honeywell Aerospace is expected to be completed in a
1 Net sales for Honeywell Aerospace was reduced by $312 million, all within the E&PS segment, due to the Q4 2025 Flexjet-related litigation matters.
2 See additional information at the end of this release regarding this non-GAAP financial measure.
3 2025 pro forma Adjusted EBIT incorporates incremental costs of $202 million versus historical Form 10 Adjusted EBIT, including $150 million related to the trademark license agreement, $33 million pursuant to the transition services agreement, $16 million for executive compensation arrangements, and $3 million of pension service costs. It does not include $68 million of management adjustments for additional estimated standalone costs for recurring and ongoing corporate functions.

manner that is tax-free for Honeywell shareholders for U.S. federal income tax purposes (other than any cash that Honeywell shareowners receive in lieu of fractional shares). Investors, media, and the general public are invited to learn more about the pending spin-off at Honeywell’s Investor Relations website. Future updates to the Form 10 will be filed with the SEC and may be viewed at https://www.sec.gov filings under Honeywell Aerospace’s name, Honeywell Aerospace Inc. The Form 10 filed on March 3, 2026, is subject to change prior to the effective date.

About Honeywell
Honeywell is an integrated operating company serving a broad range of industries and geographies around the world, with a portfolio that is underpinned by our Honeywell Accelerator operating system and Honeywell Forge platform. As a trusted partner, we help organizations solve the world's toughest, most complex challenges, providing actionable solutions and innovations for aerospace, building automation, industrial automation, process automation, and process technology, that help make the world smarter and safer as well as more secure and sustainable. For more news and information on Honeywell, please visit www.honeywell.com/newsroom.

Additional Information
Honeywell uses our Investor Relations website, www.honeywell.com/investor, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, webcasts, and social media.

Forward-looking Statements
We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. Some of the important factors that could cause Honeywell’s or Honeywell Aerospace’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the spin-off transaction described above and to meet the conditions related thereto; (ii) the possibility that the spin-off transaction will not be completed within the anticipated time period or at all; (iii) the possibility that the spin-off transaction will not achieve its intended benefits; (iv) the impact of the spin-off transaction on Honeywell's and Honeywell Aerospace’s businesses and the risk that the spin-off transaction may be more difficult, time-consuming or costly than expected, including the impact on their resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the spin-off transaction; (vi) the uncertainty of the expected financial performance of Honeywell or Honeywell Aerospace following completion of the spin-off transaction; (vii) negative effects of the announcement or pendency of the spin-off transaction on the market price of Honeywell's securities and/or on the financial performance of Honeywell or Honeywell Aerospace; (viii) the ability to achieve anticipated capital structures in connection with the spin-off transaction, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the spin-off transaction; (x) the ability to achieve anticipated tax treatments in connection with the spin-off transaction and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the spin-off transaction and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

Non-GAAP Financial Measure
This release contains pro forma Adjusted EBIT, a financial measure presented on a non-GAAP basis.

Management believes that, when considered together with reported amounts, this measure is useful to investors and management in understanding Honeywell Aerospace’s ongoing operations and in the analysis of ongoing operating trends. This measure should be considered in addition to, and not as a replacement for, the most comparable GAAP measure. Refer to the Appendix attached to this release for a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP measure.

Appendix

Non-GAAP Financial Measure

The following information provides the definition and reconciliation of the non-GAAP financial measure presented in this press release to which this reconciliation is attached to the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (GAAP).

Management believes that, when considered together with reported amounts, this measure is useful to investors and management in understanding Honeywell Aerospace's ongoing operations and in the analysis of ongoing operating trends. This measure should be considered in addition to, and not as a replacement for, the most comparable GAAP measure. Other companies may calculate this non-GAAP measure differently, limiting the usefulness of this measure for comparative purposes.

Management does not consider this non-GAAP measure in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitations of this non-GAAP financial measure is that it excludes significant expenses and income that are required by GAAP to be recognized in the combined financial statements. In addition, it is subject to inherent limitations as it reflects the exercise of judgments by management about which expenses and income are excluded or included in determining this non-GAAP financial measure. Investors are urged to review the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate Honeywell Aerospace's business.

Honeywell Aerospace
Reconciliation of Pro Forma Net Income to Pro Forma Adjusted EBIT
(Unaudited)
(Dollars in millions)

Year Ended December 31, 2025
Pro forma net income	$1,479
Income tax expense	567
Amortization of acquisition-related intangibles[1]	52
Stock compensation expense[2]	87
Environmental remediation expense[3]	389
Transaction costs[4]	831
Interest and other financial charges	859
Other, net[5]	(381)
Flexjet-related litigation settlement[6]	373
Pro forma adjusted EBIT[7]	$4,256

1	Included in Cost of products and services sold and Selling, general and administrative expenses.
2	Included in Selling, general and administrative expenses.
3	Included in Cost of products and services sold and Other expense, net.
4	Included in Selling, general and administrative expenses and Other expense, net.
5	Includes pension income (expense), repositioning charges, and other expenses.
6	Litigation matter considered unusual, infrequent and not indicative of future performance. Amounts included in Net sales and Cost of services sold.
7	Pro forma adjusted EBIT excludes $68 million of management adjustments for additional estimated standalone recurring and ongoing costs for corporate functions.
We define pro forma adjusted EBIT as pro forma net income excluding taxes, interest, amortization of acquisition-related intangibles, stock compensation expense, environmental remediation expense, pension income (expense), repositioning and other charges, transaction costs, other items within Other expense, net, and other items that are unusual or non-recurring in nature, including but not limited to impairment charges and litigation charges (e.g., comprehensive settlement related to Flexjet litigation). We believe this measure is useful to investors as it provides greater transparency with respect to supplemental information used by management in its financial and operational decision making, as well as understanding ongoing operating trends.